UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

NOW Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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AMENDED NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

Wednesday, May 19, 2021

10:00 a.m. (Houston time)

NOW INC.

7402 N. Eldridge Parkway

Houston, Texas 77041

The 2021 annual meeting of stockholders of NOW Inc. will be held at the Company’s corporate headquarters located at 7402 N. Eldridge Parkway, Houston, Texas 77041 on Wednesday, May 19, 2021, at 10:00 a.m. local time, for the following purposes:

1.	To elect four directors to hold office for one-year terms;

2.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for 2021;

3.	To consider and act upon an advisory proposal to approve the compensation of our named executive officers;

4.	To consider and act upon an advisory proposal regarding the frequency of the advisory vote on named executive officer compensation; and

5.	To consider and act upon any other matters that may properly come before the annual meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote “FOR” the election of the four nominees for director (Proposal 1), “FOR” the proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for 2021 (Proposal 2), and “FOR” the approval of the compensation of our named executive officers (Proposal 3). The Board of Directors recommends that the advisory vote on named executive officer compensation be conducted on an annual basis (Proposal 4).

The Board of Directors has set March 31, 2021 as the record date for the annual meeting of the stockholders (“Annual Meeting”). If you were a stockholder of record at the close of business on March 31, 2021, you are entitled to vote at the Annual Meeting. A complete list of these stockholders will be available for examination at the Annual Meeting and during ordinary business hours at our offices at 7402 N. Eldridge Parkway, Houston, Texas 77041 for a period of ten days prior to the Annual Meeting.

You are cordially invited to join us at the Annual Meeting. However, to ensure your representation, we request that you return your signed proxy card at your earliest convenience, whether or not you plan to attend the Annual Meeting. You may revoke your proxy at any time if you wish to attend and vote in person.

We intend to hold our annual meeting in person, but we recognize that our stockholders may have public health and travel concerns. We are monitoring the recommendations of public health officials in light of the evolving coronavirus (COVID-19) situation. As a result, we may implement new procedures or limitations for meeting attendees or by means of remote communication (i.e. a virtual-only meeting). We plan to announce that decision in advance and additional details will be provided on our website (www.distributionnow.com) and filed with the SEC. To the extent you plan on attending our annual meeting in-person, social distancing, mandatory mask wearing, CDC recommended practices and additional Company policies designed to eliminate the risk of spread of COVID-19 will be required of all attendees. We encourage you to check our website for updates prior to the meeting if you plan to attend.

The Proxy Statement made available to stockholders on or about April 8, 2021 provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that additional information with respect to Proposal 4 listed above is set forth in the accompanying Supplement to Proxy Statement.

By order of the Board of Directors,

/s/ Raymond Chang

Raymond Chang
Vice President, General Counsel and Secretary

Houston, Texas

April 9, 2021

2

NOW INC.

7402 N. Eldridge Parkway

Houston, Texas 77041

SUPPLEMENT TO PROXY STATEMENT

FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

Unless the context otherwise requires, references in this Supplement to Proxy Statement (this “Supplement”) to “we,” “us,” “our,” “our company,” “the Company” or “NOW” refer to NOW Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of NOW Inc. common stock (“Common Stock”).

On April 8, 2021, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 19, 2021 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”) and made it available to our stockholders on the Internet.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding a new advisory proposal to vote on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years or every three years (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our stockholders of record as of the close of business on March 31, 2021, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 8, 2021, previously made available to our stockholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Pay Frequency Proposal under Proposal No. 4. Stockholders of record may vote on all four proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal No. 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 19, 2021.

The Company’s 2021 Notice of Annual Meeting of Stockholders, as amended, the Company’s 2021 Proxy Statement, this Supplement to Proxy Statement, the form of Proxy Card, and the Company’s Annual Report to Stockholders for the year ended 2020 are also available at:

http://www.proxyvote.com

For directions to the Annual Meeting, please contact Investor Relations at 281-823-4700.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION – PROPOSAL NO. 4 ON THE PROXY CARD

In Proposal No. 3, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of the Company’s named executive officers named in the Summary Compensation Table. This advisory vote is typically referred to as a “say-on-pay” vote. In this proposal, the Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote.

The following resolution will be submitted for a stockholder vote at the 2021 annual meeting:

“RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote on the compensation of the Company’s named executive officers listed in the annual proxy statement.”

This advisory vote is not binding on the Board. The Board acknowledges that there are a number of points of view regarding the relative benefits of annual and less frequent say-on-pay votes. Accordingly, the Board intends to hold say-on-pay votes in the future in accordance with the alternative that receives the most stockholder support.

Your Board of Directors recommends that you vote to approve the compensation of our named executive officers every year.

VOTING; REVOCABILITY OF PROXIES

If you sign and return the proxy card, it will revoke and replace any previous proxy you have submitted.

If you hold the Company’s common stock in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder.

If the proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy. If no instructions are indicated on the proxy, the persons named on the proxy card will vote FOR election of the four nominees for director (Proposal 1), FOR the ratification of the appointment of Ernst & Young LLP as independent auditors (Proposal 2), FOR the approval of the compensation of our named executive officers (Proposal 3), and FOR the frequency of the advisory vote on named executive officer compensation to be on an annual basis (Proposal 4).

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to any proposal as to which you provide no voting instructions, except that your bank, broker or other nominee has the discretionary authority to vote your shares with respect to the ratification of the appointment of Ernst & Young LLP (Proposal 2).

You can revoke your proxy at any time prior to the time that the vote is taken at the meeting by: (i) filing a written notice revoking your proxy; (ii) filing another proxy bearing a later date; or (iii) casting your vote in person at the Annual Meeting. Your last vote will be the vote that is counted.

NOW INC.
7402 NORTH ELDRIDGE PARKWAY
HOUSTON, TX 77041

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/18/2021 for shares held directly and by 11:59 P.M. ET on 05/16/2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/18/2021 for shares held directly and by 11:59 P.M. ET on 05/16/2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1A Terry Bonno	☐	☐	☐
1B David Cherechinsky	☐	☐	☐
1C Galen Cobb	☐	☐	☐
1D James Crandell	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2. and 3.:

	For	Against	Abstain
2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors for 2021.	☐	☐	☐
3. Approval of Compensation of our Named Executive Officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. Recommend, by non-binding vote, the frequency of the advisory vote on named executive officer compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000507784_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NPS/10K, Supplement is/are available at www.proxyvote.com NOW INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 19, 2021 The undersigned hereby appoints Mark Johnson and Raymond Chang or either of them with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of NOW Inc. to be held on Wednesday, May 19, 2021, and any adjournments thereof, and to vote the shares of stock that the signer would be entitled to vote if personally present as indicated on the reverse side and, at their discretion, on any other matters properly brought before the meeting, and any adjournments thereof, all as set forth in the April 8, 2021 proxy statement. This proxy is solicited on behalf of the board of directors of NOW Inc. The shares represented by this proxy will be voted as directed by the Stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the board of directors FOR all director nominees (Proposal 1), FOR the ratification of the independent auditors (Proposal 2), FOR the approval of the compensation of our named executive officers (Proposal 3) and FOR the frequency of the advisory vote on named executive officer compensation to be on an annual basis (Proposal 4). The undersigned acknowledges receipt of the April 8, 2021 Notice of Annual Meeting and the Proxy Statement, which more particularly describes the matters referred to herein. R1.0.0.177 _ 2 0000507784 Continued and to be signed on reverse side